SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


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

Date of Report (Date of earliest event reported): January 11, 2001
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                           CENTURA BANKS, INC.
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           (Exact name of registrant as specified in charter)


North Carolina                   1-10646                   56-1688522
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
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
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(Address of principal executive office)                    (Zip code)


Registrant's telephone number, including area code:        (252) 454-4400
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                                       N/A
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           (Former name or former address, if changed since last report)









Exhibit Index on Page 4.
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Item 5.       Other Events
On January 11, 2001, Centura Banks, Inc. ("Centura") announced earnings for the three and twelve-month periods ended December 31, 2000. Net income for the fourth quarter of 2000 was $35.8 million or $0.90 per diluted share. This compares with 1999's fourth quarter net income of $35.5 million or $0.89 per diluted share. Net income for the full year 2000, including $50.7 million of merger-related and other significant charges, was $98.8 million compared with $130.3 for 1999. Excluding merger-related and other significant charges, diluted earnings per share for the year ended December 31, 2000 and 1999 were $3.37 and $3.37, respectively.

A press release is attached as Exhibit 99.

Safe Harbor
Statements made above, other than those containing historical information, are forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Act of 1995. These include statements about Centura, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Such statements reflect current views, but are based on assumptions and are subject to risks, uncertainties and other factors that may cause results to differ materially from those set forth in such statements. Those factors include, but are not limited to, the following: (i) expected cost savings from completed mergers may not be fully realized or costs or difficulties related to the integration of the businesses of Centura and merged institutions may be greater than expected; (ii) customer and deposit attrition, or revenue loss, following completed mergers may be greater than expected; (iii) competitive pressure in the banking industry may increase significantly; (iv) changes in the interest rate environment may reduce margins; (v) general economic conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, credit quality deterioration and the possible impairment of collectibility of loans;
(vi) the impact of changes in monetary and fiscal policies, laws, rules and regulations; (vii) the impact of the Gramm-Leach-Bliley Act of 1999; (viii) changes in business conditions and inflation; and (ix) other risks and factors identified in Centura's filings with the Securities and Exchange Commission and other regulatory bodies.


Item 7.       Financial statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                                     Registrant


Date: January 11, 2001                      By:      /s/ Steven Goldstein
                                                     Steven Goldstein
                                                     Chief Financial Officer



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                                  EXHIBIT INDEX

                                                                  Sequential
                                                                     Page
Exhibit       Description of Exhibit                                Number
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99            Press release dated January 11, 2001                    5